WELLS FARGO FUNDS TRUST

Growth Fund

Class A, Class B, and Institutional Class

Supplement dated September 10, 2001 to the

Prospectuses dated February 1, 2001, as

Supplemented May 17, 2001, August 27, 2001, and August 31, 2001

Effective September 13, 2001, Deborah Meacock replaces Kelli Hill and Stephen Biggs as the portfolio manager responsible for the day-to-day management of the Growth Fund.

Ms. Meacock has been a portfolio manager with Wells Capital Management Incorporated ("WCM") and Wells Fargo Bank Minnesota, N.A. (and its predecessor) for more than ten years. She is a Managing Director of separate account portfolio management, leading a team of portfolio managers in managing assets in a growth equity style for institutions, non-profit organizations and planned giving programs. Ms. Meacock received her undergraduate degree in Education/French from Oxford University, England, in 1976, and she is a Chartered Financial Analyst.

Strategic Income Fund

Institutional Class

Supplement dated September 10, 2001

to the Prospectus dated February 1, 2001

as Supplemented June 11, 2001

The section describing the "Organization and Management of the Funds" is supplemented as follows:

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the investment sub-advisor for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2001, WCM provided advisory services for approximately $92 billion in assets. WCM is compensated for its services by Funds Management from the fees Funds Management receives for its services as advisor.

Strategic Income Fund

Moderate Balanced Fund

Growth Balanced Fund

Aggressive Balanced-Equity Fund

Institutional Class

Supplement dated September 10, 2001

to the 401(K) Plan Funds Prospectus dated February 1, 2001

The section describing the "Organization and Management of the Funds" is supplemented as follows:

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the investment sub-advisor for the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2001, WCM provided advisory services for approximately $92 billion in assets. WCM is compensated for its services by Funds Management from the fees Funds Management receives for its services as advisor.

The sub- section under "Organization and Management of the Funds" currently describing "The Sub-Advisors" is hereby changed to "The Sub-Advisors - Core Portfolios."